SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                  SCHEDULE 13G

                    Under the Securities Exchange Act of 1934
                             (Amendment No. _____)*


                               Stein Mart, Inc.
                                (Name of Issuer)

                          Common Stock, $0.01 par value
                         (Title of Class of Securities)

                                  858375-10-8
                                 (CUSIP Number)


   Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the filing person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

   * The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

   The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                        (Continued on following page(s))
                                Page 1 of 5 Pages

     1   NAME OF REPORTING PERSON
         S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

              Jay Stein

              ###-##-####


     2   CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*           (a)  [_]
                                                                     (b)  [_]

     3   SEC USE ONLY


     4   CITIZENSHIP OR PLACE OF ORGANIZATION

              United States


                     5  SOLE VOTING POWER
      NUMBER OF
                             11,142,439
        SHARES
                     6  SHARED VOTING POWER
     BENEFICIALLY

       OWNED BY      7  SOLE DISPOSITIVE POWER

         EACH                11,142,439

      REPORTING
                		    8   SHARED DISPOSITIVE POWER
        PERSON

         WITH


    9    AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

              11,142,439


    10   CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (9) EXCLUDES CERTAIN
         SHARES*                                                          [_]


    11   PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (9)

              74.3%


    12   TYPE OF REPORTING PERSON*

              IN


                      *SEE INSTRUCTIONS BEFORE FILLING OUT!
          INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7
      (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.


   Item 1(a).     Name of Issuer:

   Stein Mart, Inc.


   Item 1(b).     Address of Issuer's Principal Executive Offices:

   1200 Gulf Life Dr.
   Jacksonville, FL  32207


   Item 2(a).     Name of Person Filing:

   Jay Stein


   Item 2(b).     Address of Principal Business Office or, if none,
                  Residence:

   1200 Gulf Life Dr.
   Jacksonville, FL  32207


   Item 2(c).     Citizenship:

   United States


   Item 2(d).     Title of Class or Securities:

   Common Stock, $0.01 par value


   Item 2(e).     CUSIP Number:

   858375-10-8


   Item 3. If this statement is filed pursuant to Rules 13d-1(b), or 13d-2(b), check whether the person filing is a:

   Inapplicable


   Item 4.   Ownership as of December 31, 1996.

             (a)  Amount Beneficially Owned:

                  11,142,439 shares*

             (b)  Percent of Class:

                  74.3%

             (c)  Number of shares as to which such person has:

                  (i)  sole power to vote or to direct the vote:

                       11,142,439* shares

                  (ii) shared power to vote or to direct the vote:

                       Inapplicable

                  (iii)     sole power to dispose or to direct the
                            disposition of:

                            11,142,439

                  (iv) shared power to dispose or to direct the disposition
                       of:

                            Inapplicable

                  * Shares include 150,000 shares of the Jay and Cynthia Stein Foundation Trust over which Jay Stein has sole voting and disposition power.

   Item 5.   Ownership of Five Percent or Less of a Class.

             Inapplicable


   Item 6.   Ownership of More than Five Percent on Behalf of Another Person.

             Inapplicable


   Item 7. Identification and Classification of the Subsidiary Which Acquired the Security Being Reported on By the Parent Holding Company.

             Inapplicable


   Item 8.   Identification and Classification of Members of the Group.

             Inapplicable


   Item 9.   Notice of Dissolution of Group.

             Inapplicable


   Item 10.  Certification.

             After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


   February 3, 1993
   Date


    /s/ Jay Stein
   Jay Stein
   Chairman and Chief Executive Officer